Exhibit 10.4
EXECUTION COPY

TERMINATION OF PROPERTY MANAGEMENT AND LEASING AGREEMENT

This Termination of Property Management and Leasing Agreement (this “Termination Agreement”), dated as of February 10, 2017, is entered into by and among Behringer Harvard Opportunity REIT I, Inc., a Maryland corporation (“REIT I”), Behringer Harvard Opportunity OP I, LP, a Texas limited partnership (“OP I”), Behringer Harvard Opportunity Management Services, LLC, a Texas limited liability company (“BHOMS”), Behringer Harvard Real Estate Services, LLC, a Texas limited liability company (“BRES” and together with BHOMS, the “Manager”), and Behringer Harvard Northpoint LP, a Delaware limited partnership (“BH Northpoint”), Behringer Harvard Frisco Square LP, a Delaware limited partnership (“BH Frisco Square”), Behringer Harvard Cordillera, LLC, a Delaware limited liability company (“BH Cordillera”), Chase Park Plaza Hotel, LLC, a Delaware limited liability company (“Chase Park”), and WCW Multifamily Holdings, LLC, a Delaware limited liability company (“WCW”) (collectively, the “SPEs”), and, solely with respect to Sections 6 through 11, Stratera Holdings, LLC (f/k/a Behringer Harvard Holdings, LLC), a Delaware limited liability company (“Stratera”). REIT I, and OP I together with the SPEs shall be called the Company.

RECITALS

WHEREAS, the Company and the Manager are parties to that certain Third Amended and Restated Property Management and Leasing Agreement, dated as of May 31, 2016 (the “Behringer Property Management Agreement”), pursuant to which the Manager provides certain property management services to the Company;

WHEREAS, the Company and LSG-BH I Property Manager LLC, a Delaware limited liability company (“Lightstone”), contemplate entering into a Property Management and Leasing Agreement (the “Lightstone Property Management Agreement”) on the date hereof that is intended to replace the Behringer Property Management Agreement, subject to the termination of the Behringer Property Management Agreement;
WHEREAS, the four loan tranches associated with the BH Frisco Square investment of the Company (the “Frisco Property”) require consent from the lender to terminate the Behringer Property Management Agreement and to enter into the Lightstone Property Management Agreement, in both cases in respect of the Frisco Property (the “Frisco Required Consent”);
WHEREAS, the loan associated with the BH Northpoint investment of the Company (the “Northpoint Property”) requires consent from the lender to terminate the Behringer Property Management Agreement and to enter into the Lightstone Property Management Agreement, in both cases in respect of the Northpoint Property (the “Northpoint Required Consent”);
WHEREAS, REIT I, OP I, BH Cordillera, Chase Park, WCW and Lightstone contemplate entering into the Lightstone Property Management Agreement on the date hereof in respect of all of the properties and investments currently managed by the Manager under the Behringer Property Management Agreement other than the Frisco Property and the Northpoint Property (the “Terminated Properties”), subject to the termination of the Behringer Property Management Agreement;

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WHEREAS, on the Frisco Termination Date (as defined below), the Behringer Property Management Agreement will automatically terminate as to the Frisco Property and BH Frisco Square will thereupon become subject to the Lightstone Property Management Agreement;
WHEREAS, on the Northpoint Termination Date (as defined below), the Behringer Property Management Agreement will automatically terminate as to the Northpoint Property and BH Northpoint will thereupon become subject to the Lightstone Property Management Agreement;
WHEREAS, the Special Committee of the board of directors of the Company has approved the execution, delivery and performance by the Company of this Termination Agreement;
WHEREAS, the manager of BHOMS and the manager of BRES have approved the execution, delivery and performance by BHOMS and BRES of this Termination Agreement; and
NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the parties hereto hereby agree as follows:
1.Recitals; Capitalized Terms. The foregoing recitals are acknowledged to be accurate and are incorporated herein by reference. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Behringer Property Management Agreement.
2.Termination. REIT I, OP I, BH Cordillera, Chase Park, WCW and the Manager hereby agree that the Behringer Property Management Agreement is terminated in respect of the Terminated Properties as of the close of business on the date hereof (the “Termination Date”) and thereupon shall be of no further force or effect in respect of the Terminated Properties, subject to Lightstone and the Company entering into the Lightstone Property Management Agreement. Notwithstanding the foregoing, Section 7.3 of the Behringer Property Management Agreement (except as contemplated by Section 6 of this Termination Agreement) and Section 8.16 of the Behringer Property Management Agreement shall continue in full force and effect, and the Manager shall continue to be entitled to indemnification as contemplated by various provisions in the Behringer Property Management Agreement as well as all fees and reimbursements of expenses and other payments through the period prior to the Termination Date related to the Terminated Properties in accordance with the Behringer Property Management Agreement. Within 45 days of the Termination Date, the Manager shall submit to the Company a final invoice for all unpaid fees and reimbursement of expenses in respect of the period prior to the Termination Date related to the properties for which property management services are then being terminated.
3.Frisco Required Consent Termination. BH Frisco Square and the Manager hereby agree that the Behringer Property Management Agreement shall be automatically terminated in respect of the Frisco Property as of the close of business on the date of receipt (or waiver) of the Frisco Required Consent (the “Frisco Termination Date”) and thereupon shall be of no further force or effect. Notwithstanding the foregoing, Section 7.3 of the Behringer Property Management Agreement (except as contemplated by Section 6 of this Termination Agreement) and Section 8.16 of the Behringer Property Management Agreement shall continue in full force and effect, and the Manager shall continue to be entitled to indemnification as contemplated by various provisions in the Behringer Property Management Agreement as well as all fees and reimbursements of expenses and other payments in respect of the period through the Frisco Termination Date related to the Frisco Property in accordance with the Behringer Property Management Agreement. Within 45 days of

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the Frisco Termination Date, the Manager shall submit to the Company a final invoice for all unpaid fees and reimbursement of expenses in respect of the period prior to the Frisco Termination Date related to the Frisco Property.
4.Northpoint Required Consent Termination. BH Northpoint and the Manager hereby agree that the Behringer Property Management Agreement shall be automatically terminated in respect of the Northpoint Property as of the close of business on the date of receipt (or waiver) of the Northpoint Required Consent (the “Northpoint Termination Date”) and thereupon shall be of no further force or effect. Notwithstanding the foregoing, Section 7.3 of the Behringer Property Management Agreement (except as contemplated by Section 6 of this Termination Agreement) and Section 8.16 of the Behringer Property Management Agreement shall continue in full force and effect, and the Manager shall continue to be entitled to indemnification as contemplated by various provisions in the Behringer Property Management Agreement as well as all fees and reimbursements of expenses and other payments in respect of the period prior to the Northpoint Termination Date related to the Northpoint Property in accordance with the Behringer Property Management Agreement. Within 45 days of the Northpoint Termination Date, the Manager shall submit to the Company a final invoice for all unpaid fees and reimbursement of expenses in respect of the period through the Northpoint Termination Date related to the Northpoint Property.
5.Required Consent Covenants. Between the date hereof and the receipt (or waiver) of the Frisco Required Consent and the Northpoint Required Consent:
a.    the Manager and its Affiliates shall use commercially reasonable efforts to promptly obtain the Frisco Required Consent;
b.    REIT I and BH Frisco Square shall promptly cooperate as reasonably requested by the Manager or its Affiliates to obtain the Frisco Required Consent; provided, however, that the Company is not required to pay any consent or other such fee in connection with obtaining the Frisco Required Consent unless the Manager or its Affiliates agrees to reimburse the Company for such fee;
c.    the Manager, REIT I and BH Northpoint agree that no efforts shall be made to obtain the Northpoint Required Consent; and
d.    each of the Frisco Required Consent and the Northpoint Required Consent may be waived in writing in the sole discretion of REIT I.
6.Covenant Not to Sue.
a.    Stratera and its subsidiaries, including the Manager (the “Stratera Claimants”), hereby each irrevocably and perpetually covenant not to sue the Company, its subsidiaries and its directors for any actions, causes of action, suits, debts, accounts, covenants, liabilities, disputes, agreements, promises, damages, judgments, executions, claims, and demands whatsoever in law or in equity that the Stratera Claimants ever had, now have, or that any Stratera Claimant or their respective successors and assigns hereafter can or may have, arising under or pursuant to the Behringer Property Management Agreement and any predecessor agreement thereto (the “Stratera Claims”); provided, however, that the Stratera Claimants shall be entitled to pursue Stratera Claims in connection

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with (a) the rights and obligations set forth in this Termination Agreement and (b) the rights and obligations which, pursuant this Termination Agreement, survive the termination of the Behringer Property Management Agreement. Notwithstanding the foregoing, the preceding covenant not to sue shall not apply with respect to any claims brought against the Manager or its affiliates by a person who is not an affiliate of the Company and its affiliates and the Manager and its affiliates (“Third-Party Claims”) or by the Company or its affiliates against the Manager or its affiliates in respect of a Third-Party Claim and, in each case, the Manager may seek the indemnification as provided in the Behringer Property Management Agreement, from the Company in connection therewith.
b.    For the avoidance of doubt, this Section 6 shall not apply to individuals (that is, natural persons), which persons shall remain entitled to indemnification and advancement pursuant to the Behringer Property Management Agreement, the organizational documents of the Company, any other applicable statute, law or agreement, to pursue any rights of contribution, and (for the avoidance of doubt) shall remain entitled to assert cross-claims in connection with any Third-Party Claim or otherwise protect against the same and shall continue to enjoy all rights under applicable D&O Policies and other insurance policies.
c.    The benefits, obligations and liabilities assumed under this Section 6 shall inure to and shall be binding upon the respective successors and permitted assigns of the Stratera Claimants.
d.    The Stratera Claimants shall not sell, assign or otherwise transfer any Stratera Claims or any right or interest therein.
7.Notice. For the avoidance of doubt, any required notices in respect of the termination of the Behringer Property Management Agreement are hereby waived by the parties.

8.Binding Effect. This Termination Agreement shall be binding upon the parties hereto and their respective successors and assigns.

9.Governing Law. This Termination Agreement will be governed by, and construed in accordance with, the laws of the State of Texas without regard to the conflict of laws rules of such state, including all means of construction, validity and performance.
10.Entire Agreement. This Termination Agreement contains the entire agreement among the parties with respect to the transactions contemplated hereby, and supersedes all prior agreements, written or oral, with respect thereto.
11.Counterparts. This Termination Agreement may be executed with counterpart signature pages in one or more original counterparts, each of which when taken together shall constitute one and the same original Agreement. Any signature delivered by facsimile or by electronic transmission shall be deemed to be an original signature hereto.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have caused this Termination Agreement to be executed as of the date first written above.

BEHRINGER HARVARD OPPORTUNITY
REIT I, INC.

By:     /s/ Steven J Kaplan
Name:    Steven J. Kaplan
Title:    Non-Executive Chairman of the Board of Directors

BEHRINGER HARVARD OPPORTUNITY
OP I, LP

By:     BHO, Inc.,
its general partner

By:     /s/ Thomas P. Kennedy
Name:    Thomas P. Kennedy
Title:    President

BEHRINGER HARVARD OPPORTUNITY
MANAGEMENT SERVICES, LLC

By:    Behringer Harvard Opportunity REIT I
Services Holdings, LLC,
its managing member

By:    Stratera Holdings, LLC,
its managing member

By:     /s/ Michael D. Cohen
Name:    Michael D. Cohen
Title:    President

BEHRINGER HARVARD REAL ESTATE
SERVICES, LLC

By:     Harvard Property Trust, LLC,
its managing member

By:    /s/ Michael D. Cohen
Name:    Michael D. Cohen
Title:    President

[Signature page to the Termination of Property Management and Leasing Agreement I]

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BEHRINGER HARVARD NORTHPOINT LP

By:    Behringer Harvard Northpoint GP, LLC,
its general partner

By:     /s/ Thomas P. Kennedy
Name:    Thomas P. Kennedy
Title:    President

BEHRINGER HARVARD CORDILLERA, LLC

By:    /s/ Thomas P. Kennedy
Name:    Thomas P. Kennedy
Title:    President

CHASE PARK PLAZA HOTEL, LLC

By:    /s/ Thomas P. Kennedy
Name:    Thomas P. Kennedy
Title:    President

WCW MULTIFAMILY HOLDINGS LLC

By:    /s/ Thomas P. Kennedy
Name:    Thomas P. Kennedy
Title:    President

BEHRINGER HARVARD FRISCO SQUARE LP

By: BP-FS GP, LLC,
its general partner

By:     /s/ Thomas P. Kennedy
Name:    Thomas P. Kennedy
Title:    President

[Signature page to the Termination of Property Management and Leasing Agreement I]

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The undersigned joins in this Termination Agreement
solely for the purposes set forth in Sections 6 through 11.
STRATERA HOLDINGS, LLC

By:     /s/ Michael D. Cohen
Title:    President

[Signature page to the Termination of Property Management and Leasing Agreement I]

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